EXHIBIT 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Supplemental Agreement No. 3
to
Purchase Agreement No. 03791
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of July 11, 2014 (Supplemental Agreement No. 3) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 aircraft (Aircraft);

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise the [*];

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate provisions related to [*];

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate Letter Agreement Number HAZ-PA-03791-LA-1400773, [*]; and

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document [*].

All terms used but not defined in this Supplemental Agreement No. 3 have the same meaning as in the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

* Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1.            TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, attached as Enclosure 1 to this Supplemental Agreement No. 3, which reflects the revisions set forth in this Supplemental Agreement No. 3.

2.            TABLES.

(a)       Table 1A to Purchase Agreement No. 03791, 737-8 Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced by a revised Table 1A, attached as Enclosure 2 to this Supplemental Agreement No. 3 [*].

(b)       Table 1B to Purchase Agreement No. 03791, 737-8 Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced by a revised Table 1B, attached as Enclosure 3 to this Supplemental Agreement No. 3 [*].

3.            LETTER AGREEMENTS.

(a)       Letter Agreement HAZ-PA-03791-LA-1208078, Advance Payment Matters, is deleted in its entirety and replaced by revised letter agreement HAZ-PA-03791-LA-1208078R1, Advance Payment Matters, provided as Enclosure 4 to this Supplemental Agreement No. 3 and documents [*].

(b)       Attachment A to Letter Agreement HAZ-PA-03791-LA-1208079, [*], is deleted in its entirety and replaced with a revised Attachment A (identified by “SA-3”), attached as Enclosure 5 to this Supplemental Agreement No. 3 and incorporated into the Purchase Agreement by this reference.  The revised Attachment A is updated to reflect [*].

(c)        To document its previous execution and as an administrative matter, Letter Agreement HAZ-PA-03791-LA-1400773, [*], is added to the Table of Contents and, by this reference, is incorporated into the Purchase Agreement.

(d)       Letter Agreement HAZ-PA-03791-LA-1401489, [*], attached as Enclosure 7 to this Supplemental Agreement No. 3, is incorporated into the Purchase Agreement by this reference.  Letter Agreement HAZ-PA-03791-LA-1208089R1 [*].

4.            ADDITIONAL CONDITIONS.

This Supplemental Agreement No. 3 is contingent upon the prior or concurrent execution of Supplemental Agreement No. 7 to Purchase Agreement No. 03658, and Boeing’s receipt of payment required thereunder.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

* Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-3

2

BOEING PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Jeffrey Solomon	By:	/s/ Steven F. Udvar-Házy

Its:	Attorney-In-Fact	Its:	Chairman & CEO

Attachments

HAZ-PA-03791	SA-3

3

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	737-8 Aircraft Information Table	SA-3
1B.	737-9 Aircraft Information Table	SA-3

EXHIBIT
A1.	737-8 Aircraft Configuration
A2.	737-9 Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment - Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*], Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078R1	Advance Payment Matters	SA-3
LA-1208079	[*]
	Attachment A	SA-3
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083	[*]
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087	Open Matters for 737-8 and 737-9 Aircraft
LA-1208088	Performance Matters
LA-1208089R1	[*]	SA-2
LA-1208090	Special Matters
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
LA-1208963	[*]
LA-1209052	[*]
LA-1300032	[*]	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-3

BOEING PROPRIETARY

Enclosure 1

LA-1400773	[*]	SA-3
LA-1401489	[*]	SA-3

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-3

BOEING PROPRIETARY

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791
737-8 Aircraft
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:		[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:		[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*] 2017	1	43294**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43295**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43296**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	60387	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43297** 43298**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60521, 63035		Page 1 of 6

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791
737-8 Aircraft
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	1	43328**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43302**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43299 43300*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43301	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43303, 60388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43304* 43316	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43305 43306 43332*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43307 43315	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60521, 63035		Page 2 of 6

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791
737-8 Aircraft
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	2	43308* 43309	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43310 43313*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43311 43312	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43317* 43318 43319	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43320 43321	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43323 43324 43345*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43325 43327*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43347 43329* 43330	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60521, 63035		Page 3 of 6

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791
737-8 Aircraft
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	1	43331	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43335 43334	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43338 43336	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43340* 43341	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43342 43343 43344*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43349 43350 43351*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43352 43354	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43355* 43357	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60521, 63035		Page 4 of 6

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791
737-8 Aircraft
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	2	43358* 43359	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43361 43362 43377	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43363 43364 43378	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43366 43367*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43368 43369 43370*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43372 43373	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43375 43376*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43380	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60521, 63035		Page 5 of 6

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791
737-8 Aircraft
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	1	43382	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43383 43384*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43386*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43387*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43392	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

*[*]

**[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

	Boeing Proprietary	SA-3
HAZ-PA-03791 60521, 63035		Page 6 of 6

Table 1B	Enclosure 3
to Purchase Agrement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:		[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:		[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*] 2020	1	43322*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43326, 60389	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43333	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43314	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43337*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60522-1F.TXT		Page 1 of 3

Table 1B	Enclosure 3
to Purchase Agrement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	1	43339	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43353*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43356	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43360, 60390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43365	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43371*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43374	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43379	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 60522-1F.TXT		Page 2 of 3

Table 1B	Enclosure 3
to Purchase Agrement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]	1	43381	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43393	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43385	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43389*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43346	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43391	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43348	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	22

[*]

*[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

	Boeing Proprietary	SA-3
HAZ-PA-03791 60522-1F.TXT		Page 3 of 3

Enclosure 4 The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03791-LA-1208078 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                                   Deferred Advance Payment Schedule.

1.1                          Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

HAZ-PA-03791-LA-1208078R1	SA-3
Advance Payment Matters	Page 1

BOEING PROPRIETARY

Enclosure 4

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

	1.2	[*]

2.		[*]

3.		[*]

4.	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208078R1	SA-3
Advance Payment Matters	Page 2

BOEING PROPRIETARY

Enclosure 4

5.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

6.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffrey Solomon

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

HAZ-PA-03791-LA-1208078R1	SA-3
Advance Payment Matters	Page 3

BOEING PROPRIETARY

Attachment A	Enclosure 5
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*]
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:		[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:		[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*] 2017		43294**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43295**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43296**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		60387	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43297** 43298**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 59874, 65354		Page 1 of 6

Attachment A	Enclosure 5
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*]
Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43328**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43302**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43299 43300*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43301	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43303, 60388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43304* 43316	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43305 43306 43332*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43307 43315	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 59874, 65354		Page 2 of 6

Attachment A	Enclosure 5
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*]
Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]		43308* 43309	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43310 43313*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43311 43312	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43317* 43318 43319	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43320 43321	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43323 43324 43345*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43325 43327*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43347 43329* 43330	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 59874, 65354		Page 3 of 6

Attachment A	Enclosure 5
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*]
Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]		43331	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43335 43334	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43338 43336	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43340* 43341	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43342 43343 43344*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43349 43350 43351*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43352 43354	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43355* 43357	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 59874, 65354		Page 4 of 6

Attachment A	Enclosure 5
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*]
Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]		43358* 43359	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43361 43362 43377	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43363 43364 43378	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43366 43367*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43368 43369 43370*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43372 43373	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43375 43376*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43380	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

	Boeing Proprietary	SA-3
HAZ-PA-03791 59874, 65354		Page 5 of 6

Attachment A	Enclosure 5
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*]
Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Price Per A/P
[*]		43382	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43383 43384*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43386*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43387*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43392	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:

[*]

*[*]

**[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

	Boeing Proprietary	SA-3
HAZ-PA-03791 59874, 65354		Page 6 of 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1400773

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:            [*]

Reference:     Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 aircraft (Aircraft)

Letter Agreement HAZ-PA-03791-LA-1208089, [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            [*]

1.1         [*]

1.2         [*]

2.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and Customer’s subsidiaries which own, lease or manage Aircraft (including their officers, directors and employees with a need to know), in each case who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 2) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer or Customer’s subsidiaries which own, lease or manage Aircraft who have a need to know such information and have signed a confidentiality agreement in the same form and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1400773
[*]	LA Page 1
BOEING PROPRIETARY

substance similar to this paragraph 2.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffrey Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1400773
[*]	LA Page 2
BOEING PROPRIETARY

Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1401489

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:            [*]

Reference:     Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 aircraft (Aircraft)

Letter Agreement HAZ-PA-03791-LA-1208089, [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            [*]

1.1         [*]

1.2         [*]

2.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and Customer’s subsidiaries which own, lease or manage Aircraft (including their officers, directors and employees with a need to know), in each case who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 2) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer or Customer’s subsidiaries which own, lease or manage Aircraft who have a need to know such information and have signed a confidentiality agreement in the same form and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1401489	SA-3
[*]	LA Page 1
BOEING PROPRIETARY

Enclosure 7

substance similar to this paragraph 2.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffrey Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1401489	SA-3
[*]	LA Page 2
BOEING PROPRIETARY